BY-LAWS OF DIRECTPLACEMENT, INC.

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                                     By-Laws
                              DirectPlacement, Inc.
                            (A Delaware Corporation)


                                     OFFICES

1. The principal place of business of the Corporation within the State of Delaware shall be located at 2711 Centreville Road, Suite 400, City of Wilmington, New Castle County, Delaware. The Corporation may also have offices at such other places as the Board of Directors may from time to time determine, or the business of the Corporation may require.

2. The registered office of the Corporation in the State of Delaware shall be located at 2711 Centreville Road, Suite 400, City of Wilmington, New Castle County, Delaware, and the name of the Registered Agent in charge thereof is Corporate Service Company.

                             STOCKHOLDERS' MEETINGS

3. Meetings of stockholders may be held at such place, either within or without the State of Delaware, as may be designated by the Board of Directors from time to time.

4. An annual meeting of stockholders for the election of Directors and any other business which may properly be transacted thereat shall be held on the last day in the third month following the close of the fiscal year as established by the Board of Directors, at such place as may be designated by the Board, at ten o'clock a.m.

5. Written notice of the annual meeting shall be served upon or mailed to each stockholder entitled to vote thereon at such address as appears on the books of the Corporation at least ten (10) days prior to the meeting.

6. At least ten (10) days before every election of Directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the Secretary. Such list shall be open at the place where the election is to be held for said ten (10) days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereto, and subject to the inspection of any stockholder who may be present.

7. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or by the President, and shall be called by the Chairman of the Board, President or Secretary at the request in writing of stockholders owning a majority in the amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.
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8.      Written notice of a special meeting of stockholders, stating the time and place and object thereto, shall be served upon or mailed to each stockholder entitled to vote thereat at such address as appears on the books of the Corporation at least five (5) days before such meeting.

9. Business transacted at all special meetings shall be confined to the objects stated in the call.

10. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Certificate of Incorporation or by these By-Laws. If; however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

11. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation or by these By-Laws a different vote is required, in which case such express provision shall govern and control the decision of such question.

12. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing date not more than three (3) years prior to said meeting, unless said instrument provides for a longer period. Each stockholder shall have one (1) vote for each share of stock having voting power, registered in his name on the books of the Corporation, and except where the transfer books of the Corporation shall have been closed on a date which shall have been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on at any election of Directors which shall have been transferred on the books of the Corporation within twenty (20) days next preceding such election of Directors.

13. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate actions being taken.
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                                    DIRECTORS

14. The number of Directors which shall constitute the whole Board shall be not less than three (3). The Directors shall be elected at the annual meeting of the stockholders, and each Director shall be elected to serve until his successor shall be elected and shall quality. Directors need not be stockholders.

15. The Directors may hold their meetings and keep the books of the Corporation outside the State of Delaware, or at such other places as they may from time to time determine.

16. If the office of any Director or Directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, a majority of the remaining Directors, though less than a quorum, shall choose a successor or successors, who shall hold office for the unexpired term in respect to which such vacancy occurred or until the next election of Directors.

17. The property and business of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

                             COMMITTEES OF DIRECTORS

18. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger of consolidation, recommending 0 the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and no committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.
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19.     The Directors, as such, shall not receive any stated salary for their services but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board, provided that nothing herein contained shall be constituted to preclude any Director from serving the Corporation in any other capacity and a receiving compensation therefor.

20. Members of Special or Standing Committees may be allowed like compensation for attending committee meetings.

                              MEETINGS OF THE BOARD

21. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of the stockholders, and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present. The first meeting of each newly elected Board of Directors may also be held at such place and time as shall be fixed by the consent in writing of all of the Directors.

22. Regular meetings of the Board may be held upon two (2) days' notice at such and place, either within or without the State of Delaware, as shall from time to time be determined by the Board.

23. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President or one (1) day's notice to each Director, either personally or by mail or by telegram; special meetings shall be called by the Chairman of the Board or the President or Secretary in like manner and on like notice on the written request of two (2) Directors.

24. At all meetings of the Board, a majority of the Directors shall be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting of which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by these By-Laws. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                                     NOTICES

25. Whenever under the provisions of the statutes or of these By-Laws notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, by depositing the same in a post office or letter box, in a postpaid sealed wrapper, addressed to such Director or stockholder at such address as appears on the books of the Corporation or, in default of other address, to such Director or stockholder at the General Post Office in the City of Wilmington, Delaware, and such notice shall be deemed to be given at the time when the same shall be thus mailed.
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26.     Whenever any notice is required to be given under the provisions of the statutes or of these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    OFFICERS

27. The principal officers of the Corporation shall be chosen by the Directors and shall be a Chairman of the Board, a President, a Vice President and a Secretary/Treasurer. The Board of Directors may also choose additional Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Two or more offices may be held by the same person, except that where the offices of the Chairman of the Board, President and Secretary are held by the same person, such person shall not hold any other office.

28. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose a Chairman of the Board, a President from its members, and one or more Vice Presidents, and a Secretary/Treasurer, none of whom need be a member of the Board.

29. The Board may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

30. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

31. The officers of the Corporation shall hold office until their successors are chosen and qualified in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority or the whole Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

                            THE CHAIRMAN OF THE BOARD

32. The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation and, subject to the Board of Directors, shall be in general charge of the affairs of the Corporation. He shall preside at all meetings of the stockholders and of the Board of Directors, and by vi flue of his office, shall be a member, ex officio, of all standing committees, and shall have the general and active supervision of the affairs of the Corporation. He shall also have general charge and supervision of the public relations of the Corporation.
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                                  THE PRESIDENT

33. Subject to the Chairman of the Board of Directors, the Board itself and the Executive Committee, if one is created by the Board, the President shall be the Chief Operating Officer of the Corporation and shall have the general and active day-to-day management of the business of the Corporation as his primary duty. He shall keep the Board of Directors and the Chairman of the Board fully informed and shall freely consult with them concerning the business of the Corporation in his charge. He shall see that all orders and resolutions of the Board are carried into effect.

34. He or the Chairman of the Board shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officers or agents of the Corporation.

                                 VICE PRESIDENTS

35. The Vice Presidents, in the order of their seniority, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors shall prescribe.

                     THE SECRETARY AND ASSISTANT SECRETARIES

36. The Secretary shall attend all sessions of the Board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the Standing Committee when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.

37. The Assistant Secretaries, in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe.
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                     THE TREASURER AND ASSISTANT TREASURERS

38. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

39. He shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and the Directors, at the regular meetings of the Board whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

40. If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

41. The Assistant Treasurers, in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the Board of Directors shall prescribe.

                              CERTIFICATES OF STOCK

42. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. If any stock certificate is signed (I) by a transfer agent or an assistant transfer agent, or (2) by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such officer may be facsimile.

                                TRANSFER OF STOCK

43. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.
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                            CLOSING OF TRANSFER BOOKS

44. The Board of Directors shall have power to close the stock transfer books of the Corporation for a period of not exceeding fifty, (50) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding fifty (50) days in connection with obtaining the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books, as aforesaid, the Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or the date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of; and to vote at, any such meeting, and any adjournment thereof; or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of; and to vote at, such meeting and any adjournment thereof; or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                             REGISTERED STOCKHOLDERS

45. The Corporation shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof; and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof; except as otherwise provided by the laws of the State of Delaware.

                                LOST CERTIFICATE

46. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof; require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.
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                                    DIVIDENDS

47. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

48. Before payment of any dividend, there may be set aside out of the funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify' or abolish any such reserve in the manner in which it was created.

                           DIRECTORS' ANNUAL STATEMENT

49. The Board of Directors shall present at each annual meeting and when called for by vote of the stockholders at any special meeting of stockholders, a full and clear statement of the business and condition of the Corporation.

                                     CHECKS

50. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                                   FISCAL YEAR

51. The fiscal year shall begin on January 1 of each calendar year, and end on December 31 of that year, provided, however, that the first fiscal year of the Corporation shall commence on the l3th day of May, 1999, which was the effective date of the incorporation of the Corporation.

                                      SEAL

52. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile to be impressed or affixed or reproduced or otherwise.
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                                   AMENDMENTS

53. These By-Laws may be altered or repealed at any regular or special meeting of the stockholders at which a quorum is present or represented, provided notice of the proposed alteration or repeal be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock entitled to vote at such meeting and present or represented thereat, or by the affirmative vote of a majority of the Board of Directors at any regular meeting of the Board or at any special meeting of the Board if notice of the proposed alteration or repeal be contained in the notice of such special meeting; provided, however, that no change of the time or place of the meeting for the election of Directors shall be made within sixty (60) days next before the date on which such meeting is to be held, and that in case of any change of such time or place, notice thereof shall be given to each stockholder in person or by letter mailed to his last known post office address at least twenty (20) days before the meeting is held.

                  INDEMNIFICATION OF DIRECTORS AND OFFICERS

54. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, as follows:

   (a)  If the action, suit or proceeding is not by or in the right of the
        Corporation:

        (1) against expenses (including attorneyst fees) actually and reasonably incurred by him in connection therewith to the extent that he has been successful on the merits or otherwise in defense of such action, suit or proceeding, or of any claim, issue or matter therein; and

        (2) against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection therewith if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself; create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful;

   (b)  if the action, suit or proceeding is by or in the right of the
        Corporation:

        (1) against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith to the extent that he has been successful on the merits or otherwise in defense of such action, suit or proceeding, or of any claim, issue or matter therein; and

        (2) against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense of settlement thereof if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation for negligence or misconduct in the performance of his duty to the Corporation, unless and only to the extent that the Court of Chancery of the State of Delaware or the Court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

                   INDEMNIFICATION PROCEDURE TO BE FOLLOWED

55. Any indemnification under Paragraph 54(a)(2) or (b)(2) (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in said Paragraph 54(a)(2) or (b)(2) above. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to action, suit or proceeding; or
(b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion; or (c) by the stockholders. In the absence of a determination that indemnification is proper as aforesaid, the Director or officer may apply to the Court of Chancery of the State of Delaware or the court in which the action, suit or proceeding was brought, which shall determine whether the Director or officer has met the applicable standard of conduct set forth in such Paragraph 54(a)(2) or (b)(2). If the court shall determine that he has, indemnification shall be made under such Paragraph 54(a)(2) or (b)(2).
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                PAYMENT OF INDEMNIFICATION EXPENSES IN ADVANCE

56. Expenses incurred in defending an action, suit or proceeding referred to in Paragraph 54 hereof may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors, by the stockholders or by a court in the manner provided in Paragraph 55 hereof; upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in Paragraph 54 hereof

                          OTHER INDEMNIFICATION RIGHTS

57. The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any statute, agreement, vote of stockholders or disinterested Directors, or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

                            INDEMNIFICATION INSURANCE

58. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation or who is or was serving at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of these By-Laws.